AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON DECEMBER 31, 2009

REGISTRATION NOS. 333-124214
                              811-21757

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
----------------------

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 [X]

POST-EFFECTIVE AMENDMENT NO.  47

AND/OR

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 [X]

POST-EFFECTIVE AMENDMENT NO.  42

----------------------

THE AMERICAN INDEPENDENCE FUNDS TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE: (646) 747-3477

ERIC RUBIN, PRESIDENT

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

COPIES TO:

JON RAND
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-6797

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

[ ] ON (DATE) PURSUANT TO PARAGRAPH (b)(1)

[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

[ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

[ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ]   THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

      American Independence Funds Trust

	Institutional Class	Class A	Class C
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence Stock Fund	ISISX	IFCSX	ISFSX
	026762708	026762807	026762732
American Independence International Equity Fund	IMSSX	IIESX	NA
	026762880	0267627872	NA
American Independence Short-Term Bond Fund	ISBSX	ISTSX	ITBSX
	026762302	026762401	026762716
American Independence Intermediate Bond Fund	IIISX	IBFSX	NA
	026762500	026762609	NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX	IKSTX	IKTEX
	026762864	026762856	026762682
American Independence International Bond Fund	FFIFX	FNIFX	NA
	30242R881	30242R659	NA
American Independence U.S. Inflation-Indexed Fund	FFIHX	FNIHX	FCIHX
	30242R824	30242R642	026762575
American Independence Fusion Fund	AFFSX	AFFAX	NA
	026762450	026762443	NA

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives/Goals; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Portfolio Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – STOCK FUND

FUND SUMMARY – INTERNATIONAL EQUITY FUND

FUND SUMMARY – SHORT-TERM BOND FUND

FUND SUMMARY – INTERMEDIATE BOND FUND

FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND

FUND SUMMARY – INTERNATIONAL BOND FUND

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

FUND SUMMARY – FUSION FUND

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies

Related Risks

Fund Management

INVESTING WITH THE FUNDS

Choosing a Class of Shares

Opening an Account

Exchanging Shares

Redeeming From Your Account

Other Shareholder Servicing Information

Calculating Share Price

Distribution and Service (12b-1) Fee Plan

Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

SERVICE PROVIDERS

NOTICE OF PRIVACY POLICY & PRACTICES

ADDITIONAL INFORMATION

Stock Fund

FUND SUMMARY – STOCK FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	1.66%	2.41%
Fee Waivers and Expense Reimbursements(2)	-0.34%	-0.34%	-0.34%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.07%	1.32%	2.07%

(1)     Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

(2)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses to 1.06%, 1.31% and 2.06% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$109	$413	$739	$1,661
Class A Shares	$702	$1,037	$1,395	$2,401
Class C Shares	$313	$719	$1,255	$2,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Stock Fund’s portfolio turnover rate was 242% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund’s Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). Under normal market conditions, the Fund intends to invest in the following manner:

> At least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks;

> At least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase and up to 35% of its total assets in companies with small- to mid-sized market capitalizations; and

> May also invest in securities that are convertible into common stock and preferred stock.

Main types of securities the Fund may hold:

> Common stocks of companies traded on major stock exchanges

> Preferred stocks

> Convertible bonds rated investment grade or higher with a maturity between 1-30 years.

> Short term money market securities

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Style Risk. Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk. Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Russell 1000 Value Index. From January 21, 1997 through March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best quarter:	20.41%	Q2 2003
Worst quarter:	(22.26)%	Q4 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	31.19%	5.41%	7.41%
Return After Taxes on Distributions	31.03%	4.23%	6.50%
Return After Taxes on Distribution and sale of shares	20.49%	4.48%	6.23%
Class A Shares (Return Before Taxes)	23.04%	3.68%	6.29%
Class C Shares (Return Before Taxes)	28.80%	5.08%	6.92%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. Mr. Jeffrey A. Miller, Ms. Ariel Fromer, Ms. Tammy Dalton, and Mr. Eric M. Rubin are responsible for the day to day management of the Fund.

Manager Name	Primary Title	Managed the Fund Since
Jeffrey A. Miller	Portfolio Manager	2007
Eric Rubin	Portfolio Manager	2006
Ariel Fromer	Vice President, Assistant Portfolio Manager	2007
Tammy Dalton	Vice President of Research	2007

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

International Equity Fund

FUND SUMMARY – INTERNATIONAL EQUITY FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.52%	0.52%
Total Annual Fund Operating Expenses	1.33%	1.83%
Fee Waivers and Expense Reimbursements(1)	-0.18%	-0.18%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(1)	1.15%	1.65%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 1.15% and 1.65% of the Fund’s average net assets for the Institutional Class Shares and the Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$117	$404	$712	$1,586
Class A Shares	$733	$1,101	$1,493	$2,586

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

➢      Principal Strategies.  The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.  The Fund will invest in both value and growth securities.  which is otherwise known as “core”. Under normal market conditions, the Fund intends to invest in the following manner:

> Primarily in the equity securities of companies located outside the U.S., including emerging markets;

> At least 80% of its net assets in ‘‘foreign securities’’, which means those securities issued by companies (1) whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with principal office in, a country other than the U.S.;

> No more than 20% of net assets in developing countries or emerging market securities;

> Invest in securities denominated in the currencies of a variety of countries, as well as in securities denominated in multinational currencies such as the Euro;

> May enter into currency hedges that may decrease or offset any losses from such fluctuations;

> Invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities;

> May invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter; and

May invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Main types of securities the Fund may hold:

> Common stocks of companies traded on major stock exchanges of countries outside the U.S. (both developed and emerging market countries)

> American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts

> Short term money market securities

> Obligations issues or guaranteed by the U.S. Government, its agencies or instrumentalities

> Currency hedges

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk.  To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Market Country Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Government Bond Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. Debt securities are subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi Manager Stock Fund of the former American Independence Funds Trust.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787.

Best quarter:	22.28%	Q2 2009
Worst quarter:	(22.23)%	Q3 2002

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	23.57%	3.64%	3.74%
Return After Taxes on Distributions	23.37%	2.27%	3.08%
Return After Taxes on Distribution and sale of shares	15.58%	2.54%	2.92%
Class A Shares (Return Before Taxes)	15.81%	1.89%	2.61%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Sub-Adviser. Securities Global Investors, LLC (“SGI”) is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

. Manager Name	Primary Title	Managed the Fund Since
David Whittall	Portfolio Manager	2009
Scott Klimo	Portfolio Manager	2009
Yon Perullo	Portfolio and Risk Manager	2009

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Short-Term Bond Fund

FUND SUMMARY – SHORT-TERM BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.50%	1.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.64%	1.14%	1.64%
Fee Waivers and Expense Reimbursements(2)	-0.19%	-0.44%	-0.19%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(2)	0.45%	0.70%	1.45%

(1)     Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

(2)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.45%, 0.70% and 1.45% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$46	$186	$338	$780
Class A Shares	$345	$585	$844	$1,585
Class C Shares	$251	$499	$874	$1,928

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Short-Term Bond Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

> In high quality debt securities rated investment grade or higher at time of purchase;

> At least 65% of total assets in U.S. dollar-denominated securities;

> Maintain an average dollar weighted maturity between 1 and 3 years;

> Limit the Fund’s duration to 2 years or less;

> In derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment; and

> The Fund may invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-and mortgage-backed securities.

Main types of securities the Fund may hold:

> Asset-Backed Securities

> Bank Obligations

> Corporate Debt Instruments

> Derivative Instruments (consisting of exchange-traded U.S. Government bond futures, options and interest rate swaps)

> Foreign Debt Instruments

> Mortgage-Backed Securities

> Other Investment Companies

> U.S. Government and Agency Securities

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk.  To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Investment Company Risk. The Fund may invest in closed-end funds and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	3.21%	Q3 2001
Worst quarter:	(1.58)%	Q2 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	3.60%	3.24%	3.78%
Return After Taxes on Distributions	2.76%	1.99%	2.42%
Return After Taxes on Distribution and sale of shares	2.33%	2.03%	2.41%
Class A Shares (Return Before Taxes)	1.08%	2.54%	3.37%
Class C Shares (Return Before Taxes)	1.57%	2.28%	2.88%
Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	0.79%	4.03%	4.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Street, New York, NY 10016, , serves as the Sub-Adviser to the Fund.

. Manager Name	Primary Title	Managed the Fund Since
Kenneth O’Donnell	Portfolio Manager	2008
Robert Campbell	Portfolio Manager	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Intermediate Bond Fund

FUND SUMMARY – INTERMEDIATE BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with a competitive total return.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	0.83%	1.33%
Fee Waivers and Expense Reimbursements(1)	-0.18%	-0.38%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(1)	0.65%	0.95%

(1)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.65% and 0.95% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$66	$247	$443	$1,009
Class A Shares	$518	$793	$1,088	$1,927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Intermediate Bond Fund’s portfolio turnover rate was 426% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

> In intermediate term investment-grade bonds, which are bonds rated Baa/BBB or better, as rated by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation;

> At least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds;

> Maintain an average dollar weighted maturity between 3 and 10 years;

> Limit the Fund’s average duration to 5 years or less;

> In derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment; and

> At least 65% of the Fund’s total assets invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Main types of securities the Fund may hold:

> U.S. Treasury Obligations

> U.S. Government Agency Securities

> Corporate Debt Securities

> Mortgage-backed Securities

> Derivative Securities (consisting of exchange-traded U.S. Government bond futures and options on interest rates or Government bonds)

> Forward Commitment Transactions – U.S. Government Agency mortgage-backed to-be-announced (“TBAs”) securities

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Forward Commitment Risk.  The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value and create a higher portfolio turnover rate.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Intermediate Bond Fund of the former American Independence Funds Trust.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.33%	Q4 2008
Worst quarter:	(2.44)%	Q2 2004

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	8.09%	5.32%	6.07%
Return After Taxes on Distributions	5.89%	3.64%	4.24%
Return After Taxes on Distribution and sale of shares	5.30%	3.55%	4.12%
Class A Shares (Return Before Taxes)	3.89%	4.29%	5.50%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, NY 10166, serves as the Sub-Adviser to the Fund.

. Manager Name	Primary Title	Managed the Fund Since
David Marmon	Portfolio Manager	2008
Robert Campbell	Portfolio Manager	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Kansas Tax-Exempt Bond Fund

FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.50%	1.00%
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.57%	1.07%	1.57%
Fee Waivers and Expense Reimbursements(2)	-0.17%	-0.27%	-0.17%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.40%	0.80%	1.40%

(1)     Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

(2)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.40%, 0.80% and 1.40% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$41	$166	$301	$697
Class A Shares	$503	$725	$965	$1,652
Class C Shares	$246	$479	$839	$1,853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Kansas Tax-Exempt Bond Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

> In municipal bonds with maturities ranging from 1 to 20 years and which are rated, at time of purchase, investment grade;

> Maintain a dollar weighted average portfolio maturity between 7 and 12 years;

> At least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

> At least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax.

Main types of securities the Fund may hold:

> Municipal Securities from the State of Kansas

> Municipal Securities from other states

> Short-Term Investments

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing.  Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In addition, the State of Kansas is experiencing financial stress and budgetary problems stemming from the current economic downturn.  The strain on the State’s financial resources could impact the ability of the state and local issuers to meet their obligations.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Barclays Capital 7-Year Municipal Index. The Fund has been in existence since December 10, 1990 when it was initially organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust until May 17, 1997, and from that date until March 2, 2006, the Fund was organized as the Kansas Tax Exempt Bond Fund of the former American Independence Funds Trust. Since November 2000, the Fund has been managed by its current manager.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	4.28%	Q4 2000
Worst quarter:	(1.65)%	Q2 2004

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	7.33%	3.80%	4.80%
Return After Taxes on Distributions	7.33%	3.80%	4.80%
Return After Taxes on Distribution and sale of shares	6.15%	3.82%	4.72%
Class A Shares (Return Before Taxes)	2.29%	2.50%	3.92%
Class C Shares (Return Before Taxes)	5.42%	2.75%	3.75%
Barclays Capital 7-Year Municipal Index (reflects no deduction for fees, expenses or taxes)	7.61%	4.58%	5.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

. Manager Name	Primary Title	Managed the Fund Since
Robert Campbell	Portfolio Manager	2000

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

International Bond Fund

FUND SUMMARY – INTERNATIONAL BOND FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located primarily outside the United States.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.49%	0.49%
Total Annual Fund Operating Expenses(1)	0.89%	1.39%

(1)     Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2013 to ensure that Total Annual Operating Expenses do not exceed 0.89% and 1.39% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$91	$284	$493	$1,096
Class A Shares	$560	$846	$1,153	$2,023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the International Bond Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund intends to invest in the following manner:

> Invest at least 80% of its net assets in debt securities with an average weighted maturity between 5 and 7 years;

> Invest in debt securities and their related instruments of issuers from at least three different countries other than the United States;

> At least 65% of the Fund's total assets will be invested in investments from jurisdictions outside the U.S., including emerging markets;

> Not more than 20% of net assets in developing countries or emerging market securities;

> Derivatives, such as options, futures, forward contracts and swap agreements, will be used for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets;

> The Fund may invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities;

> The Fund will seek to maintain an average Fund Quality rating of A- (A3), which is computed based on a weighted average of each security’s credit quality; and

> The minimum credit rating for a security held by the Fund will be BB+ at the time of purchase; however,it is intended that a majority of the Fund be invested in securities rated A- or higher.

Main types of securities the Fund may hold:

> Asset-Backed Securities and Mortgage-Backed Securities

> Bank Obligations

> Corporate Debt Securities

> Derivative Securities, including futures, options and forward contracts

> Government Debt Instruments

> Short-Term Investments

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk.  Such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Duration risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration risk. A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries. The International Bond Fund’s concentration risk is in the banking industry, which exposes the Fund to risks associated with the banking industry, such as interest rate and credit risks.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years compare with those of the Fund’s benchmark, the Barclays Capital Global Aggregate Index (ex-USD). The Fund has been in existence since May 9, 1996, but until November 21, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	13.95%	Q2 2002
Worst quarter:	(6.75)%	Q1 2009

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	6.08%	2.72%	5.95%
Return After Taxes on Distributions	0.15%	0.12%	3.13%
Return After Taxes on Distribution and sale of shares	4.34%	0.84%	3.42%
Class A Shares (Return Before Taxes)	0.82%	1.33%	5.09%
Barclays Capital Global Aggregate Index ex-USD (reflects no deduction for fees, expenses or taxes)	7.53%	4.25%	6.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park StreeAvenue, New York, NY 10166, , serves as the Sub-Adviser to the Fund.

. Manager Name	Primary Title	Managed the Fund Since
David J. Marmon	Portfolio Manager	2000
Robert Campbell	Portfolio Manager	2008

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. Inflation-Indexed Fund

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

Investment Objectives/Goals.

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	0.73%	0.98%	1.73%
Fee Waivers and Expense Reimbursements(2)	-0.41%	-0.41%	-0.41%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.32%	0.57%	1.32%

(1)     Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

(2)     Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2013 to ensure that Total Annual Operating Expenses do not exceed 0.32%, 0.57% and 1.32% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$33	$103	$278	$784
Class A Shares	$481	$600	$822	$1,461
Class C Shares	$238	$418	$817	$1,932

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the U.S. Inflation-Indexed Fund’s portfolio turnover rate was 189% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

> At least 80% of the Fund's net assets (including borrowings for investment purposes) in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate;

> Derivatives as a substitute for direct investment in inflation-indexed securities; and

> Up to 20% of the Fund’s net assets (including borrowings for investment purposes) in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

Main types of securities the Fund may hold:

> Inflation-Linked Securities

> Derivative Securities (consisting of exchange-traded U.S. Government bond futures and options on interest rates or U.S. Government bonds)

> Foreign sovereign inflation-indexed securities

> Corporate Bonds

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Duration risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year, 5 year and since inception period compare with those of the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index. The Fund has been in existence since January 2, 2001, but until May 8, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	7.88%	Q3 2002
Worst quarter:	(4.28)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ending December 31, 2009
	1 Year	5 Years	Since Inception (01/02/2001)
Institutional Class Shares
Return Before Taxes	11.07%	5.10%	7.23%
Return After Taxes on Distributions	9.60%	3.45%	5.06%
Return After Taxes on Distribution and sale of shares	7.50%	3.41%	4.96%
Class A Shares (Return Before Taxes)	6.03%	3.99%	6.49%
Class C Shares (Return Before Taxes)	4.58%	3.18%	5.68%
Barclays Capital U.S. Treasury Inflation Notes Index (reflects no deduction for fees, expenses or taxes)	11.41%	4.63%	7.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The after tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Street, New York, NY 10016, and serves as the Sub-Adviser to the Fund.

. Manager Name	Primary Title	Managed the Fund Since
Cedric Scholtes	Portfolio Manager	2006
Robert Campbell	Portfolio Manager	2008

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fusion Fund

FUND SUMMARY – FUSION FUND

Investment Objectives/Goals.

The Fund’s investment objective is long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 52 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.40%	1.40%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	2.55%	2.55%
Acquired Fund Fees and Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	4.14%	4.64%
Fee Waivers and Expense Reimbursements(1)	-2.05%	-2.05%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	2.09%	2.59%

(1)     Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2011 to ensure that Total Annual Operating Expenses do not exceed 1.90% and 2.40% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Class Shares	$212	$1,031
Class A Shares	$481	$1,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.    Since the Fund’s inception, the portfolio turnover rate has been approximately 400%.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

> Equities and exchange-traded funds (“ETFs”) representing: both U.S. and overseas debt and equity securities;

> Securities in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America;

> Will hold long positions with an aggregate value of up to 150% of its net assets and establish short positions with a market value of approximately 50% of its net assets;

> Up to 30% of its net assets in U.S. Government zero-coupon bonds; and

> Other investment companies.

Main types of securities the Fund may hold:

> Common stocks of companies traded on major stock exchanges

> Fixed income securities

> U.S. Government Zero Coupon Bonds

> Short term money market securities

> Exchange-traded funds (“ETFs”) and Other Investment Companies

> Foreign securities

> Futures Contracts, Swaps and Options

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Zero-Coupon Bond Risk.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk.  To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

More information about fund risks, including additional risk factors not discussed above, is included in “More About The Funds” starting on page 41 of this Prospectus.

Past Performance.  The Fund has not been in operation for a full calendar year as of the date of this prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.  The returns for Class A and Institutional Class will differ because of differences in expenses of each class.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”).

Sub-Adviser.  Holmgren Capital Management, LLC serves as the Sub-Adviser to the Fund.

Manager Name	Primary Title	Managed the Fund Since
John Holmgren	Chief Investment Officer	2009
Michael Holmgren	Portfolio Manager	2009

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•   Through Foreside Distribution Services, LP (the “Distributor”)

•   Through banks, brokers and other investment representatives

•   Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•   Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below.

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies.

The investment objective, principal strategy and primary risks of each Fund are discussed individually above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the SAIs.

Investment Objective.  Each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Policy.  Each Fund, except for the Fusion Fund, has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy.  Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Stock Fund. The Fund’s Sub Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s sub adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock.

International Equity Fund.  Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies.

Short-Term Bond Fund.  The Fund invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Fund is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Fund. The current index is the Merrill Lynch U.S. Treasuries 1-3 Years Index. Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Intermediate Bond Fund.  The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of providing investors with a competitive total return. The strategies employ a top-down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Barclays U.S. Aggregate Bond index.

Kansas Tax-Exempt Bond Fund.  The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization (‘‘NRSRO’’).* The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

International Bond Fund.  The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Aggregate Index (ex-USD) before deducting for Fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The sub-adviser uses government bonds and interest rate and government bond futures to try to limit significant fluctuations in the Fund’s portfolio exposure to interest rate risk (duration). As of January 31, 2010 the average weighted duration of the Barclays Global Aggregate Bond Index (ex USD) was 5.87 years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Barclays Global Aggregate Bond Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

U.S. Inflation-Indexed Fund.  The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index before deducting for fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index by more than 2 years. As of January 31, 2010, the average weighted duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index was 7.46 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Fusion Fund.  To achieve its investment objective, the Fund applies proprietary quantitative and trading methodologies to invest in equities and exchange-traded funds (“ETFs”) representing: both U.S. and overseas debt and equity securities. The Fund will only invest in debt securities of U.S. and foreign government and government secured bonds. ETFs typically are open-end investment companies which track securities indices or baskets of securities. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Adviser’s discretion. Management considers the primary benchmark of the Fund to be the Consumers Price Index * (CPI). As of October 2009, the CPI was -0.20% for the trailing 12 months. The S&P 500 is presented as a benchmark in compliance with SEC regulations.

Related Risks.

The main risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” section at the front of this prospectus under “Fund Summary” for each Fund. A summary matrix of risks by each fund is provided below.  Following the risk matrix, you will find more detailed descriptions of these risks.

Description of Risk	Stock	Inter-national Equity	Short-Term Bond	Inter- mediate Bond	Kansas Tax-Exempt Bond	Inter- national Bond	U.S. Inflation-Indexed	Fusion
Banking Industry Risk			x			X
Bond Market Risk		x	x	x	X	X	x	x
Concentration Risk			x		X	X
Credit Risk			x	x	X	X	x
Currency Risk		x				X	x
Derivatives Risk			x	x		X	x	x
Duration Risk			x			X	x
Emerging Markets Risk		x				X		x
ETF and Regulated Investment Company Risk								x
Foreign Investment Risks		x	X			x		x
High Portfolio Turnover Risk				x				x
Interest Rate Risk			X	x	X	x	x
Leveraging Risk				x				x
Liquidity Risk						x	x
Management Risk	x	x	X	x	X	x	x	x
Non-Diversification Risk			X			x	x	x
Prepayment Risk			X	x	X	x	x
Quantitative Investment Strategy Risk								x
Recent Market Event Risk	x	x	X	x	X	x	x	x
Repurchase Agreement Risk	x	x	x	x	x	x	x	x
Securities Lending Risk	x	x	x	x	x	x	x	x
Short-Sale Risk								x
Small- and Medium-Sized Companies Risk	x							x
State Specific Risk					x
Stock Market Risk	x	x						x
Tax Risk								x
U.S. Government Obligations Risk			x	x			x	x
Zero Coupon Bond Risk								x

* The Consumer Price Index (CPI) is a measure of the average change in prices over time of goods and services purchased by households.  The CPI is  based on prices of food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, drugs, and other goods and services that people buy for day-to-day living.  The CPI will be used as a secondary benchmark.

Banking Industry Risk. Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Bond Market Risk.  Some of the securities or other investment companies in which the Fund may invest are invested in a broad range of bonds or fixed-income securities.  To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates.  Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interests rates decline, the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Concentration risk. A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross -hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration Risk: Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Emerging Markets Risk.  The securities in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies.

Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Foreign Securities Risks. Investments in foreign securities involve certain inherent risks, including the following:

Foreign Investment.  A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the securities’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

Interest Rate Risk. Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Leveraging Risks. Leverage involves special risks. There is no assurance that a Fund will leverage its portfolio or, if it does, that a Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions.  The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Liquidity Risk. Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the sub-adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws.  The Fund may invest a greater percentage of its assets in the securities of an issuer.  However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk. A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Quantitative Investment Strategies Risk. Quantitative strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These strategies are also dependent on historical relationships that may not always be true and may result in losses.  In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative strategies) may be significant and may result in losses.

Recent Market Events.  During 2008 and into 2009, U.S. and international markets experienced significant volatility. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Repurchase Agreement Risk. Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities Lending Risk. To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Short Sale Risk.  Short selling shares of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In order to establish a short position in a security, the Fund must ﬁrst borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.  Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential proﬁt from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The Board of Trustees (the “Board of Trustees”) has considered the Fund’s short sales strategy and its attendant risks and has determined that the strategy does not impair the Fund’s ability to meet redemptions or meet other regulatory requirements. The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund’s short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund’s shareholders

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

State Specific Risk.  State specific risk is the chance that a Fund, because it invests primarily in securities issued by a specific state and its municipalities, it is more vulnerable to unfavorable developments in that state than funds that invest in municipal bonds of many different states.

Stock Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Tax Risk. A Fund investing in short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of a Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 35%).

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Zero-Coupon Bond Risk. The Fund may invest up to 30% of net assets in zero-coupon bonds.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Fund Management

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (‘‘AIFS’’ or the ‘‘Adviser’’). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%	Kansas Tax-Exempt Bond Fund	0.30%
International Equity Fund	0.81%	International Bond Fund	0.40%
Short-Term Bond Fund	0.40%	U.S. Inflation-Indexed Fund	0.40%
Intermediate Bond Fund	0.40%	Fusion Fund	1.40%

A discussion regarding the basis for the Board's approval of the investment advisory agreements appears in the annual report to shareholders for the fiscal period ended October 31, 2009.  Under a separate administration agreement, the Funds also pay the Adviser a fee of 0.125% for providing administrative services.

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

The fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationships for all the funds except the Fusion Fund.  Mr. T. Kirkham Barneby is responsible for the oversight of the sub-advisory relationship for the Fusion Fund.

Eric M. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager, joined American Independence Financial Services in March, 2006. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund and Intermediate Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.  Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan.  He began his career in the Economics Department at First National City Bank (Citibank

Jeffrey A. Miller, Chief Strategist & Portfolio Manager, Domestic Equities. Mr. Miller is responsible for the management of the Stock Fund and the equity analysts. Prior to joining AIFS in 2006, he co-founded Miller & Jacobs Capital, LLC in February 2003, and had been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.  Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. (“KBW”) where he worked from 1994 to 1997.

Ariel Fromer, Vice President and Assistant Portfolio Manager, is responsible for research on the life insurance, asset management, and consumer sectors, having previously worked at the Firm as a trader. Prior to joining AIFS in 2006, she was a Vice President and Assistant Portfolio for Miller & Jacobs Capital, LLC. Ms. Fromer was a Research Assistant at James River Capital Corporation.  Ms. Fromer graduated Cum Laude with a BA in Economics and Environmental Studies from Tufts University. She is the Treasurer and member of the Board of Directors of the St. Croix Environmental Association.

Tammy Dalton, Vice President of Research, is responsible for research on nonlife insurance, energy, and healthcare sectors. Prior to joining AIFS in 2006, she was Vice President of Research at Miller & Jacobs Capital, LLC. Ms. Dalton was a Vice President of Mizuho Corporate Bank.  Employed by the bank for 10 years, she served as a Portfolio Manager for Mountain Capital Advisors, an asset management group which managed assets exceeding $1.5 billion.  Previously, Ms. Dalton was Vice President & Team Leader of Mizuho’s Asset Recovery Group, with prior experience in Fuji Bank’s Leveraged Finance Group and the Americas Division overseeing credit and risk management functions of Heller Financial. Ms. Dalton received a BA in International Politics and Economics from Middlebury College and an MBA from Cornell University in 1994.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage, please consult the SAI.

Sub-Advisers

International Equity Fund

Securities Global Investors, LLC (“SGI”) serves as the Sub-Advisor to the Fund. Under AIFS’ supervision, SGI is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. SGI is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI managed more than $21 billion in assets on December 31, 2009. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI and Security Investors, LLC located at One Security Benefit Place, Topeka, Kansas 66636, operate as SGI, the investment advisory arm of Security Benefit Corporation.

The SGI investment team of David Whittall, Scott Klimo and Yon Perullo are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers.

David Whittall, Portfolio Manager, International Equities, joined SGI’s global equity team in 2004. Currently, Mr. Whittall has twenty years of professional and international investment experience. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. Prior to HSBC, he was a Vice President at JP Morgan and their senior European equity salesman in San Francisco. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a Senior Analyst, Portfolio Manager and Principal. Mr. Whittall was the founder and portfolio manager for the Montgomery New Power fund, a utility/energy-focused sector fund. Mr. Whittall joined Montgomery after living in Hong Kong for five years where he was an Associate Director at Baring Securities and Head of China Equity Research. Mr. Whittall holds a B.A. in Asian Studies from the University of California at Berkley. He was the recipient of the UC Regent’s Scholarship for study abroad and attended Beijing University in the People’s Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French.

Scott Klimo, CFA, Portfolio Manager, International Equities, joined SGI’s global equity team in 2002. Currently, Mr. Klimo has over 20 years of professional and international investment experience. Prior to joining SGI, Mr. Klimo worked as a Senior International Analyst for Founders Asset Management in Denver, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an Assistant Portfolio Manager for the State of Wisconsin Investment Board, where he helped manage a $4 billion international portfolio with a value-oriented investment style. Scott began his career in 1987 as an analyst for Crosby Securities in Hong Kong before progressing to Thailand Research Director for Smith New Court Far East. Scott holds a B.A. in Asian Studies from Hamilton college in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Mr. Klimo is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager, joined SGI in 2007, bringing over 9 years of quantitative product development and investment experience. Prior to joining SGI, Yon was a co-founder and portfolio manager at Nascent Strategies, LLC; a Connecticut based hedge fund that specialized in quantitative market-neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. Before Nascent, Mr. Perullo was a Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet’s suite of quantitative products, including alpha modeling, portfolio simulation, and risk analysis. During his tenure at FactSet, Mr. Perullo was extensively involved in aiding clients in strategy creation, portfolio analysis, and execution. He earned his B.A. in Chemistry from the University of Rhode Island. He is a Chartered Financial Analyst.

Short-Term Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Inflation-Indexed Fund

Fischer Francis Trees & Watts, Inc ("FFTW"), a New York corporation ("Sub-Adviser") serve as the Sub-Adviser to the Funds.  The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets.  FFTW (NY) was organized in 1972. The Sub-Adviser is registered with the Commission and managed approximately $17.4 billion in assets, as of December 31, 2009, for numerous fixed-income portfolios.

The Sub-Adviser currently advises institutional clients including central banks and official institutions, corporations for management of cash and retirement fund assets, public employee retirement funds, insurance companies, non-profit institutions and commercial banks. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's New York offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC"), a New York corporation.  CAC is owned by BNP Paribas, which is a publicly owned  banking corporation organized under the laws of the Republic of France.

Portfolio Managers.

Short-Term Bond Fund. Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 in . He is responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

Intermediate Bond Fund and International Bond Fund.  David J. Marmon, Portfolio Manager, joined FFTW in 1990. Mr. Marmon manages global aggregate, global sovereign, international and core portfolios. Prior to his current role, he was responsible for managing FFTW’s credit portfolios. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

U.S. Inflation-Indexed Fund.  Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006. He manages US  inflation-linked portfolios  as well as US and global short duration sovereign mandates. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Fusion Fund

Holmgren Capital Management, LLC (“HCM”), 335 Madison Avenue, Mezzanine, New York, NY 10017, is a registered investment adviser specializing in the management of global alternative and institutional strategies. HCM will serve as the Sub-Adviser to the Fund. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets.  As of December 31, 2009, HCM had assets under management of approximately $20. Mr. John J. Holmgren and Mr. Michael Holmgren will act as the lead portfolio managers to the AI Fusion Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser.

Portfolio Managers.

Mr. John Holmgren, President of Holmgren Capital Management, LLC (“HCM”), joined AIFS in 2008 as Chief Investment Officer – Equities and founded HCM. He is responsible for the oversight, development and implementation of equity strategies. He  was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI) from 2003-2007 which was acquired by UBS (Paine Webber) in 1999. Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees. From 1999-2007as COO he was the COO of DSI and a Managing Director of UBS. He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met.  He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986). From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm.  In 1987 he was one of the original founders of DSI International Management. From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm. From 1997 until 2000 he was the COO and a Portfolio Manager at DSI.

Mr. Michael Holmgren, Vice President and Portfolio Manager of HCM, joined AIFS and founded HCM in 2008 and is responsible for the development and implementation of quantitative investment product. He was Chief Operating Officer of DSI from 2005-2007 and a member of the portfolio management team. Mr. Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM.  DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management.  He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes.  Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds managed, please consult the SAI.

INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the Fund, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Class of Shares

The Funds offer either two or three classes of shares (the International Equity Fund, the Intermediate Bond Fund, the International Bond and the Fusion Fund currently do not offer Class C Shares). You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant.

Institutional Class Shares.  Institutional Class Shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)     trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement,

(2)     any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, and

(3)     other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class Shares is $3,000,000, except with respect to the Stock Fund and U.S. Inflation-Indexed Fund the minimum initial investment is $250,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Our Customer Identification Program" at the end of this section and "Limits on Exchanges, Purchases and Redemptions" under the section entitled “Policies About Transactions”.

Class A Shares.  Class A Shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A Shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule.  If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

Stock Fund and International Equity Fund

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession

Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund and U.S. Inflation-Indexed Fund

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession

Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

Short-Term Bond Fund and Fusion Fund

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession

Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over(2)	0.00%	0.00%	0.50%

(1)     We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

(2)     We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase.

Class C Shares.  Class C Shares of the Funds are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.  Class C shares are only available for the following funds: Stock, Short-Term Bond, Kansas Tax-Exempt Bond, and U.S. Inflation-Indexed Funds.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $200,000 in a Fund in installments over the next year, by signing a letter of intent you would pay only 1.50% sales load on the entire purchase. Otherwise, you might pay 2.25% on the first $100,000, then 1.50% on the next $100,000!

Class C Shares Sales Charges. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers.  The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•         Current and retired employees, directors/trustees and officers of:

•         American Independence Financial Services, LLC and its affiliates; and

•         Family members of any of the above.

•         Current employees of:

•         The National Basketball Players Association;*

•         Broker-dealers who act as selling agents; and

•         Immediate family members (spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.  We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Opening an Account

You may purchase shares of the Fund through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

Purchasing Shares. If you are investing directly with American Independence Funds, send a completed application and a check payable to American Independence Funds to the address below. You may obtain an application from the Fund’s website at www.aifunds.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Minimum Investment.  The minimum initial investment is $3,000,000 for the Institutional Class shares for all funds, except the Stock Fund and U.S. Inflation-Indexed Fund which have a $250,000 minimum initial investment, and $5,000 for the Class A shares and Class C shares.  Subsequent minimum investments are $250. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Paying for shares you buy.  Fund shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).  A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Fund’s transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan.  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.  Call 1-888-266-8787 to request an exchange.  Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

The Fund may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”.  Please call the Fund’s transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of any of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Orders that Require a Signature Guarantee.  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•         when you want to sell more than $100,000 worth of shares

•         when you want to send the proceeds to a third party

•         when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Fund’s transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account.  Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Timing of Payment for Shares You Sell.  Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•         when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•         when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Policies About Transactions.

Business hours. The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed.  You can place an order to buy or sell shares at any time at the Fund’s net asset value per share (“NAV”), plus any applicable sales charge or redemption fee, next determined after receipt of the order in proper form. A Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time). Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies.  Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Other Rights We Reserve.  You should be aware that we may do any of the following:

•         reject your account application if you fail to give us a correct Social Security or other tax ID number

•         withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•         close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•         pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

•         change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•         suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

•         withdraw or suspend the offering of shares at any time

•         reject any order we believe may be fraudulent or unauthorized

•         reject or limit purchases of shares for any reason

•         reject a telephone redemption if we believe it is advisable to do so

Share certificates.  We do not issue share certificates.

Our “One Copy Per Household” Policy.  We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions.  Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading To the extent that the Fund or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Tax-Advantaged Investment Plans.  A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone.  Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 16 and 17 of this Prospectus.

Calculating Share Price

How the Fund calculates share prices. The price at which you buy and sell shares of the Fund is the net asset value per share (“NAV”) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

How the Fund values its holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Distribution and Service (12b-1) Fee Plan

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA of Class A assets and up to 0.75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Currently, the Stock Fund, International Bond Fund and the U.S. Inflation-Indexed Fund are not assessing the 12b-1 fee. Should these three funds wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments.  In the case of any one financial intermediary, Distribution Related payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Short-Term Bond Fund, the Intermediate Bond Fund, the Kansas Tax-Exempt Bond Fund, the International Bond Fund and the U.S. Inflation-Indexed Fund are paid monthly. Dividends on the Stock Fund, the International Equity Fund and the Fusion Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income; however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the Funds’ financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, each Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006, October 31, 2007, October 31, 2008 and October 31, 2009 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the funds’ annual report of American Independence Funds along with the funds’ financial statements. The annual report is available upon request.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:

American Independence Financial Services, LLC

335 Madison Avenue, Mezzanine
New York, NY 10017

Custodian:

 INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

Transfer Agent:

Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:

Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

Fund Accounting Agent and Sub-Administrator:

JPMorgan Worldwide Securities Services

303 Broadway, Suite 900

Cincinnati, OH  45202

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

  Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
  Account History, including information about the transactions and balances in a customer’s accounts; and
  Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

  As Authorized — if you request or authorize the disclosure of the information.
  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
  Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and
  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

(1)     For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

ADDITIONAL INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

Portfolio Holdings:  A complete description of the Funds’ policies and procedures with respect to the disclosure of the each Fund’s portfolio securities is available in the Funds’ SAIs.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Avenue, Mezzanine
New York, NY 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.
  Free from the Commission’s Website at www.sec.gov.

AIF 030110

Investment Company Act file no. 811-21757

AMERICAN INDEPENDENCE FUNDS TRUST

335 MADISON AVENUE, MEZZANINE

NEW YORK, NY 10017

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER

("AIFS" OR THE "ADVISER")

Foresides Distribution Services, L.P.

(“FORESIDES” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") describes eight funds (collectively, the "Funds"), all of which are managed by American Independence Financial Services, LLC. The Funds are:

	Institutional Class	Class A	Class C*
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence Stock Fund	ISISX	IFCSX	ISFSX
	026762708	026762807	026762732
American Independence International Equity Fund	IMSSX	IIESX	NA
	026762880	0267627872	NA
American Independence Short-Term Bond Fund	ISBSX	ISTSX	ITBSX
	026762302	026762401	026762716
American Independence Intermediate Bond Fund	IIISX	IBFSX	NA
	026762500	026762609	NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX	IKSTX	IKTEX
	026762864	026762856	026762682
American Independence International Bond Fund	FFIFX	FNIFX	NA
	30242R881	30242R659	NA
American Independence U.S. Inflation-Indexed Fund	FFIHX	FNIHX	FCIHX
	30242R824	30242R642	026762575
American Independence Fusion Fund	AFFSX	AFFAX	NA
	026762450	026762443	NA

Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public as an investment vehicle for individuals, institutions, corporations and fiduciaries.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 2, 2010 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds’ October 31, 2009 Annual Report to Shareholders are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-866-401-2006.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

March 2, 2009

TABLE OF CONTENTS

Investment Policies and Practices of the Funds                                                                                       3

Investment Restrictions                                                                                                                         22

Risks of Investing in the Funds                                                                                                              31

Management                                                                                                                                         31

Trustees and Officers                                                                                                                      34

Investment Adviser                                                                                                                         35

Sub-advisers                                                                                                                                  42

Administrative Services                                                                                                                   43

Distribution and Service Plan                                                                                                           45

Sub-Transfer Agency Plan                                                                                                               47

Custodian, Transfer Agent & Dividend Dispersing Agent                                                                 48

Expenses                                                                                                                                        48

Fee Waivers                                                                                                                                   48

Independent Registered Public Accounting Firm and Counsel                                                          48

Anti Money Laundering Program                                                                                                    48

Voting Rights                                                                                                                                  56

Conversion Into Feeder Fund                                                                                                         58

Performance                                                                                                                                   58

Disclosure of Portfolio Holdings Information                                                                                    59

Financial Statements                                                                                                                       68

Miscellaneous                                                                                                                                 68

APPENDIX A

APPENDIX B

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

THE INVESTMENT POLICIES AND

PRACTICES OF THE FUNDS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

The following is a description of investment practices of the Funds and the securities in which they may invest:

U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Short-Term Bond Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities (All Funds except Kansas Tax-Exempt Bond Fund--See "Variable Rate Demand Obligations"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Derivative Securities (International Bond Fund and  U.S. Inflation-Indexed Fund)

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.       swaps;

b.       caps, floors and collars;

c.       forward foreign currency contracts;

d.       futures contracts; and

e.       options.

Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in

Mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities (Short-Term Bond Fund, Intermediate Bond Fund. International Bond Fund and U.S. Inflation-Indexed Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds’ investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody’s and "A-1" or "A-1+" by S&P, "P-2" or better by Moody’s and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

Municipal Leases (Kansas Tax-Exempt Bond Fund) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of

"high quality, with margins of protection ample although not as large as in the preceding group."

Municipal Bonds (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

Common Stocks (Stock Fund, International Equity Fund and Financial Services Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

Preferred Stocks (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

American Depositary Receipts (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and Financial Services Fund). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Investment in Foreign Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund, International Bond Fund and U.S. Inflation-Indexed Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Equity Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Foreign Exchange Contracts (International Equity Fund). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio’s obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio’s Investment Sub-Advisers ("Portfolio Sub-Advisers") fail to predict currency values correctly.

Foreign Currency Options and Related Risks (International Equity Fund).The portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Convertible and Exchangeable Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund’s bank obligations are limited to certificates of deposit and bankers’ acceptances.

Brady Bonds (U.S. Inflation-Indexed Fund) Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Multi-National Currency Unit Securities or More Than One Currency Denomination (International Bond and U.S. Inflation-Indexed Funds)Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Investments in United States Bank Obligations (Including Foreign Branches) (All Funds). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds’ assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Investments in Eurodollar and Yankee Dollar Obligations (All Funds). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Strips (All Funds Except International Equity Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund’s investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

Zero Coupon Securities (All Funds Except International Equity Fund). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

Options on Securities (Stock Fund, Short-Term Bond Fund, Intermediate Bond Fund and Financial Services Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Dollar Roll Transactions (Short-Term Bond Fund, Intermediate Bond Fund, International Equity Fund, International Bond Fund and U.S. Inflation-Indexed Fund). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund’s net assets.

Duration Management (International Bond Fund and U.S. Inflation-Indexed Bond Fund)Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Emerging Markets (International Bond and U.S. Inflation-Indexed Funds) Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities, including the following:

Short Sales (International Bond Fund and U.S. Inflation-Indexed Fund)  Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser or Sub-Adviser with flexibility to reduce certain risks of the Fund's holdings and increase the Fund's total return. To the extent that the Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Swap Agreements (Short-Term Bond Fund,Intermediate Bond Fund International Bond Fund and  U.S. Inflation-Indexed Fund) To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

Total Return Swaps (International Bond Fund and U.S. Inflation-Indexed Fund) A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Futures, Related Options and Options on Stock Indices (Stock Fund, International Equity Fund and Financial Services Fund). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio sub-Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund’s or Portfolio’s net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

 During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the fixed income funds’ exposure to interest rate risk (i.e. manage duration) and other bona fide hedging purposes. For example, futures may be used on lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the funds. The Funds will engage in such transactions primarily for bona fide hedging purposes. Future will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

RISK OF OPTIONS AND FUTURES CONTRACTS (All Funds). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to affect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

"WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANACTIONS (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

REPURCHASE AGREEMENTS (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

REVERSE REPURCHASE AGREEMENTS (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

The Funds May Also Buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the Master Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or Master Trust Board, as applicable, to vote proxies.

The Board of Trustees has approved Securities Lending Agreements with the Custodians.  Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds.  The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment.

In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

Indexed Notes Currency Exchange-Related Securities and Similar Securities (International Bond Fund and U.S. Inflation-Indexed Bond Fund)These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Inflation-Indexed Securities (International Bond Fund and U.S. Inflation-Indexed Bond Fund). Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury's "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called "Treasury Inflation Protected Securities" or "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

ILLIQUID SECURITIES (All Funds). Each Fund, except for the International Equity Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Equity Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds’ to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Portfolio sub-Advisers will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:

(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

FOREIGN CURRENCY TRANSACTIONS (International Equity Fund; Intermediate Bond Fund, Stock Fund and Financial Services Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when a Portfolio sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s investment securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

INVESTMENT RESTRICTIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

     (1) Invest more than 15% (10% with respect to the Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

     (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

     (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

     (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

               (6) The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

     (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund’s policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

     (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

     (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;(12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, straddles, or spreads;

     (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

     (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

     (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Kansas Tax-Exempt Bond Fund and the Financial Services Fund will not purchase more than 10% of the voting securities of any one issuer.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, except with respect to borrowing later changes in percentage resulting from changing assets values will not be considered a violation.

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

RISKS OF INVESTING IN THE FUNDS CERTAIN RISK CONSIDERATIONS

The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio sub-Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, State and industry trade publications, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The funds make no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,775,997 on July l, 2007, which represented an increase of approximately 0.43% from the 2006 estimate, compared to an estimated national growth rate of 1.00% over the same 12-month period. According to the 2000 census, excluding Kansas City, which is contained in the Kansas City, Missouri MSA, Wichita, is the State’s largest metropolitan area, ranking as the 78th largest MSA nationally with approximately 545,220 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Raytheon Aircraft Co. and major manufacturing and assembly plants for Spirit AeroSystems and Bombardier Aerospace Learjet Inc. located in the city. According to the 2000 census, Topeka constituted the 185th largest MSA in the nation with approximately 169,871 inhabitants. As the State capital, Topeka has a high percentage of government employees, representing approximately 25% of the total employment base of the metropolitan area. Growth in the State’s trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy.

Personal income in Kansas (measured in current dollars) rose by an estimated 6.8% during calendar year 2007, which exceeded national personal income growth of 6.1%. Per capita personal income in Kansas grew by 6.4% during calendar year 2006, exceeding the national per capita personal income growth rate of 5.6%. Per capita personal income in Kansas still continues to lag behind the overall United States at 94.9% of the national average. Among all the states, Kansas ranked 31st in personal income and 23rd in per capita personal income in 2006. Personal income in Kansas is expected to continue to grow at a rate slightly faster than the rest of the United States in 2008 at 5.1%.

In 2008, the Kansas economy is expected to continue experiencing overall modest growth. Gross State Product (“GSP”) is forecasted to increase by 5.0% and personal income is expected to increase by 5.1%.

Contrary to past years, the state’s economic recovery proceeded at a faster rate than the nation as a whole. The average monthly unemployment rate in Kansas is expected to increase from 4.5% in 2007 to 4.8% in 2008, which is the same rate forecasted for the U.S. as a whole.

In 2007, employment in the goods producing industries increased 1.7% with gains in each of the three general categories: natural resources and mining (2.2%), construction (1.6%), and manufacturing (1.7%). The aircraft and parts manufacturing industry, which comprises a significant part of the overall manufacturing employment base in Kansas, have a significant impact on the Kansas economy as a whole. Employment in aerospace products manufacturing increased by 5.9% in 2007. Employment in the services-producing industries also increased 1.4% in 2007, with gains in seven of the eight general categories, including professional and technical services (4.3%), government (0.3%), other services (2.9%), finance (1.8%), education and health services (1.4%), the trade and transportation category (0.9%), and the leisure and hospitality category (1.1%). The information category (-0.5%), experienced decreases in employment with the decrease in the information category principally due to continued difficulties in the telecommunications industry. Farm employment was significantly below 2006 levels for most of 2007 through October. Compared to October of 2005, farm employment was down 14.9 percent in 2007.

Although Kansas is expected to experience job growth in the coming years, the level of growth will continue to be lower than that experienced during the robust growth in the late 1990s. Despite experiencing a downturn in manufacturing jobs over the past few years, the manufacturing industry grew in 2007 and now in Kansas accounts for more than 13% of the State’s total employment. In addition, almost 25% of all manufacturing jobs in Kansas are related to aircraft, automobile and related parts production. Thus, overall growth in the manufacturing sector will depend on the fortunes of the State’s aircraft and, to a lesser extent, automobile manufacturers.

In the general aviation sector, deliveries of business jets have increased and are expected to gain momentum over the next decade according to Honeywell’s 2007 Business Aviation Outlook. The forecast predicts continued strong growth through 2008, and then sustained deliveries thereafter.

The Goodyear Tire & Rubber Co. plant in Topeka does not appear to be affected significantly by the company’s worldwide restructuring plan. Goodyear is the beneficiary of an incentive package put together by state and local governments in 2002 that is tied to maintaining certain employment levels and keeping the plant open for a ten-year period.

Payless ShoeSource, which was founded in Topeka in 1956, announced plans to close its 850,000 square-foot Topeka distribution center in 2008, eliminating 450 to 550 jobs.

In December 2007, General Motors announced that it would prepare its Fairfax plant, which is located in the Kansas City metropolitan area, to build the redesigned 2008 Chevrolet Malibu, after Wyandotte County and Kansas City approved $146 million in revenue bonds and a five-year tax abatement as incentives for this investment. Ford Motor Company builds the Escape/Mariner exclusively at its Claycomo plant, also located in the Kansas City metropolitan area. The Claycomo facility was partially closed for one week in January, one week in February, and two weeks in October, causing up to 2,400 Ford employees to be temporarily furloughed during these periods.

The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Sprint-Nextel Corporation (the Kansas City area’s largest nongovernmental employer with approximately 13,000 employees in the area) has located its corporate headquarters in Reston, Virginia, and has an operational headquarters at the former Sprint Corporation campus in Overland Park, Kansas. To date, the merger has not resulted in the elimination of a significant number of jobs in the Kansas City area, but job reductions continue through retirement, attrition, lower hiring rates, and the 2006 spinoff of Sprint’s local telecommunications division into a separate, publicly-traded company, Embarq Corporation. In addition, Sprint-Nextel recently announced that it plans to reduce its labor force by 5,000 employees nationwide, while Embarq reduced its labor force by approximately 400 employees in 2007 and has announced a further reduction of 1,000 employees. There can be no assurance Sprint-Nextel or Embarq will continue to maintain their operational headquarters in Kansas in the future.

Kansas’ agricultural sector is also key to the State’s economy. This sector produces a wide array of products with wheat, corn, sorghum, and soybeans as its main crops. Overall, farm income was expected to be significantly higher in 2007 than in 2006 because of higher prices and higher demand for key crops. Although prices were significantly higher in 2007, yields were only slightly higher, and production was down from 2005 levels.

Considering all these factors, the Kansas economy is expected to continue with modest growth through 2008.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The State of Kansas uses debt financing to pay for certain state expenditures. Traditionally, such expenditures have included capital improvement projects because of the magnitude of the cost and the long-term nature of the projects. However, in the mid-1990s, the State began financing other non-capital improvement costs associated with the operations of state government. Except for the Kansas Department of Transportation (“KDOT”), which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under such provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas’ agencies. As of June 30, 2007, various state agencies had legislatively authorized but unissued debt of $315,669,488. Although the amount of debt for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. Of the 50 states, Kansas has been ranked among the lowest in per capita debt according to the Statistical Abstract of the United States.

KDOT issues debt to finance various transportation-related projects throughout the State. At June 30, 2007, KDOT had bonds outstanding of $1,846,460,000 a decrease of $28,465,000 from the previous year. Recent fixed rate bonds issued by KDOT were rated AAA from Standard & Poor’s, Aa2 from Moody’s and AA from Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

The KDFA was created by the legislature in 1987 as an independent instrumentality of the State to operate as a public corporation rather than as a state agency. The KDFA provides state agencies and other public and private organizations with access to capital markets. The ratings of KDFA issued bonds vary depending upon the underlying purpose of each bond issue. When not insured, KDFA bonds are generally rated A or better by the major rating agencies. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

Although the State of Kansas has no general obligation debt, and thus no general obligation debt rating, KDFA works with the ratings agencies to create a “shadow” credit rating, which is currently a strong AA+ from Standard & Poor’s and Aa1 from Moody’s. Credit factors included a very low debt burden, continued economic diversification, and historically conservative and responsible fiscal management. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for State agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The State fiscal year runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year that concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, the Governor’s Budget Report must reflect (i) actual year spending, (ii) the Governor’s revised spending recommendations for the current fiscal year, (iii) State agency spending requests for a given budget year, and (iv) the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

According to the Governor’s Budget Report for Fiscal Year 2009, total receipts in fiscal year 2007 were $5,809.0 million, 7.7% above that of fiscal year 2006. According to the consensus estimate, the State will collect total receipts of $5,717.3 million in fiscal year 2008, a decrease of 1.6% for the year. The consensus estimate of total receipts for fiscal year 2009 is $6,170.1 million.

MANAGEMENT TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance. The Officers of the Trust are responsible for the Funds’ operations. The Trust is composed of twelve portfolios.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 portfolios of the Trust, which is the sole open-end investment company in the American Independence Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

Name Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Terry L. Carter*(2) Age: 60	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation	12	None
Joseph Hankin*(1) Age: 68	Trustee	Indefinite	President, Westchester Community College since 1971	12	None
Jeffrey Haas*(1) Age: 48	Trustee	Indefinite	Professor of Law, New York Law School 1996-Present	12	Wegener Corporation 2/06 - Present
Thomas Kice*(2) Age: 59	Trustee	Indefinite	President of Kice Industries, Inc.	12	None
George Mileusnic*(2) Age: 55	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	12	Top Hat, Inc 9/07 - Present
Peter Ochs*(3) Age: 57	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	12	None

Richard Wedemeyer*(1) Age: 72	Chairman of the Board and Trustee	Indefinite	Retired.	12	Touchstone Consulting Group

INTERESTED TRUSTEES

Name Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Ronald Baldwin*(2) Age: 50	Trustee	Indefinite	Chairman, President and CEO of Crossfirst Holdings.since 2008. Formerly Director INTRUST Financial Services, Inc. Director of INTRUST Brokerage , Inc. and Chief Operating Officer and President of INTRUST Bank, N.A >	12	None
John J. Pileggi Age: 50	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, PLUS Funds.com (2000-2002). Formerly President and CEO of ING Mutual Fund Management Co. LLC (1998-2000).	12	None

OFFICERS

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin* Age: 42 President	7/2005-Present

President, American Independence Financial Services, LLC (2/05-Present). Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President Mercantile Capital Advisers 4/03-4/04.  Formerly Senior Vice President DST International (01/02-04/03).  Formerly President EMR Financial Services (06/00-02/01).  Formerly Senior Vice President ING Funds 06/98-12/99).

Ed Cook Chief Compliance Officer Age: 46	10-2007-Present	Director of Alaric Compliance Services, LLC 2007 to present;. Counsel to the Assistant Secretary U.S. Immigration and Customs Enforcement – 2004-2007.
Theresa Donovan Age: 60 Secretary	7/2005-Present

Senior Director Compliance and Administration American Independence Financial Services, LLC (05/05-Present). Formerly Senior Corporate Paralegal, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (04/98-05/05).

John J. Pileggi Age: 50 Treasurer	10-08-Present

Managing Partner of American Independence Financial Services, LLC since 2004. Formerly President and Chief Executive Officer, PLUS Funds.com (2000-2002).  Formerly President and CEO of ING Mutual Fund Management Co. LLC (1998-2000).

*    Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10117.

(1)  Each Trustee and Officer has served from the inception of the Funds.

(2)  Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November, 1996.

(3)  Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	Over $100,000	Over $100,000
Richard Wedemeyer	$50,000-$100,000	$50,000-$100,000
Terry L. Carter	None	None
Thomas F. Kice	$50,000-$100,000	$50,000-$100,000
Peter Ochs	None	None
George Mileusnic	None	None
Ron Baldwin	None	None
John J. Pileggi

Investment Adviser

 Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

The fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the oversight of the sub-advisory relationships for all the funds except the Fusion Fund.  Mr. T. Kirkham Barneby is responsible for the oversight of the sub-advisory relationship for the Fusion Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund and Intermediate Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  From 2004-2008 Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.  Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan.  He began his career in the Economics Department at First National City Bank (Citibank

Stock Fund

Jeffrey A. Miller, Chief Strategist & Portfolio Manager, Domestic Equities. Mr. Miller is responsible for the management of the Stock Fund and the equity analysts. Prior to joining AIFS in 2006, he co-founded Miller & Jacobs Capital, LLC in February 2003, and had been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.  Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. (“KB W”) where he worked from 1994 to 1997.

Ariel Fromer, Vice President and Assistant Portfolio Manager, is responsible for research on the life insurance, asset management, and consumer sectors, having previously worked at the Firm as a trader. Prior to joining AIFS in 2006, she wasa Vice President and Assisitant Portfolio for Miller & Jacobs Capital, LLC. Ms. Fromer was a Research Assistant at James River Capital Corporation.  Ms. Fromer graduated Cum Laude with a BA in Economics and Environmental Studies from Tufts University. She is the Treasurer and member of the Board of Directors of the St. Croix Environmental Association.

Tammy Dalton, Vice President of Research, is responsible for research on nonlife insurance, energy, and healthcare sectors. Prior to joining AIFS in 2006, she was Vice President of Research at Miller & Jacobs Capital, LLC. Ms. Dalton was a Vice President of Mizuho Corporate Bank.  Employed by the bank for 10 years, she served as a Portfolio Manager for Mountain Capital Advisors, an asset management group which managed assets exceeding $1.5 billion.  Previously, Ms. Dalton was Vice President & Team Leader of Mizuho’s Asset Recovery Group, with prior experience in Fuji Bank’s Leveraged Finance Group and the Americas Division overseeing credit and risk management functions of Heller Financial. Ms. Dalton received a BA in International Politics and Economics from Middlebury College and an MBA from Cornell University in 1994.

Their compensation consists primarily of a fixed base salary and a discretionary cash bonus. Their bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the S&P 500, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio managers’ performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio managers’ contribution to profitability and the trends in industry compensation and levels.

They also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio managers’ compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER

(as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Jeffrey Miller	$0	$0

Account Management Disclosures

Number of Other Accounts Managed And Assets by Account Type				Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Miller	1 ($115,523,590)	1 None	2 ($154M)	None	None	None
Ariel Fromer	1 ($115,523,590)	None	None	None	None	None
Tammy Dalton	1 ($115,523,590)	None	None	None	None	None

KANSAS TAX-EXEMPT BOND FUND

Robert Campbell is the portfolio manager for the Kansas Tax-Exempt Bond Fund. His compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Campbell’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the Lehman Brothers 7-Year Municipal Index, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Campbell also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER

(as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Robert Campbell	$10,000-$50,000	$10,000-$50,000

Account Management Disclosures

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Campbell	1 ($236,919,976)	None	None	None	None	None

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Campbell does not manage any other accounts.

Sub-Advisers

Each of the Sub-advisers has entered into a Sub-Advisory Contract, with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

Fusion Fund

Holmgren Capital Management, LLC, 335 Madison Avenue - Mezzanine, New York, NY 10017 (“HCM”), is an SEC registered investment adviser, affiliated with AIFS, which specializes in the management of global alternative and institutional strategies.  HCM will serve as the Sub-Adviser to the Fund.  The Sub-Adviser conducts investment research and is responsible for the purchase, sale and exchange of the Fund’s assets.  HCM currently has assets under management of $19 million.  Messrs. John J. Holmgren, Michael M. Holmgren and Frank A. Vallario will act as the co-portfolio managers to the Fund.  As such, they will have direct and primary responsibility for all investment decisions concerning the Fund’s assets, subject to the overall supervision of the Adviser.

Mr. John J. Holmgren is a founder, a Member of the Board of Managers, the Chairman of the Board, the Chief Executive Officer / President and the Chief Investment Officer of HCM (2008-present) and the Chief Investment Officer – Equities and Portfolio Manager of AIFS (2008-2009).  Mr. Holmgren served previously as the Chief Executive Officer and Chief Investment Officer and a Director (2004-2007) and the Chief Operating Officer, Assistant Secretary and a Director (1997-2004) of DSI International Management, Inc. (DSI), a provider of global quantitative risk controlled and long/short equity products which was acquired by PaineWebber Asset Management (UBS Global Asset Management) in 1999.  From 1999 to 2000, Mr. Holmgren served as an Executive Vice President of Paine Webber Asset Management; and from 2000 through 2007, Mr. Holmgren served as a Managing Director of UBS Global Asset Management and sat on several senior investment and management committees for UBS’ asset management group.  Mr. Holmgren began his financial markets career in 1986 as a registered representative with Ascher Decision Services, a broker dealer.  In 1986, Mr. Holmgren founded, and from 1986 to 1996, Mr. Holmgren served as the President of, DSC Data Services, Inc., an independent, quantitative research firm specializing in asset allocation and risk analysis.  From 1987 to 2005, Mr. Holmgren served as a Vice President of Decision Services, Inc., an independent economic and securities research firm, serving for a portion of that time as a product developer and marketing representative.

Mr. Michael M. Holmgren is a founder, a Member of the Board of Managers, the Executive Vice President, the Director of Implementation and a Portfolio Manager of HCM (2008-present) and a Portfolio Manager of AIFS (2008-present).  Mr. Holmgren served previously as the Chief Operating Officer and a Director (2004-2007), the Vice President and a Director (1999-2004) and Research - Development and Portfolio Manager (1987-1999) of, DSI International Management, Inc., a provider of global quantitative risk controlled and long/short equity products which was acquired by PaineWebber Asset Management (UBS Global Asset Management) in 2000.  Mr. Holmgren began his financial markets career in 1986 as a research analyst with Decision Services, Inc., an independent economic and securities research firm. While at Decision Services, Mr. Holmgren worked with the developers and statisticians to implement quantitative research products for its institutional client base.

Mr. Frank A. Vallario is a Vice President, the Director of Portfolio Management and a Portfolio Manager of HCM (2008-present) and a Portfolio Manager of AIFS (2008-2009).  From 2005 to 2008, Mr. Vallario served as an Executive Director of UBS Global Asset Management and a Senior Portfolio Manager of DSI International Management, Inc., a provider of global quantitative risk controlled and long/short equity products to UBS Global Asset Management.  Mr. Vallario began his career in 1992 as an analyst (1992-1994) with TVG Associates, a private management consulting firm.  In 1995, Mr. Vallario joined the capital markets division of PaineWebber, Inc.; and in 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager (1996-2004) focusing on active quantitative equity and asset allocation portfolios.

Name	Title	Length of Service
T. Kirkham Barneby	Chief Strategist and Portfolio Manager - Taxable Fixed Income	1 year
John J. Holmgren	Chief Investment Officer	Since Fund inception
Michael M. Holmgren	Portfolio Manager	Since Fund inception
Frank A. Vallario	Portfolio Manager	Since Fund inception

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund(s) he manages, please consult the SAI.

Account Management Disclosures

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name of Sub-Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
T. Kirkham Barneby	4; $77,683,544	1; $17,000,000	25; $6,000,000	None	None	None
John J. Holmgren	4; $77,683,544N	None	1; $10,000,000	None	None	1; $10,000,000
Michael M. Holmgren	4; $77,683,544	None	1; $10,000,000	None	None	1; $10,000,000
Frank A. Vallario	4; $77,683,544	None	1; $10,000,000	None	None	1; $10,000,000

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). AIFS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The Portfolio Managers compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

The Portfolio Managers also receive employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the a 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Share Ownership in the Funds

Name of Portfolio Manager	Dollar Range of Equity Securities in the NestEgg Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family
T. Kirkham Barneby	$0	$0
John Holmgren	$0	$0
Michael Holmgren	$0	$0
Frank Valario	$0	$0

INTERNATIONAL EQUITY FUND

Security Global Investors, LLC (“SGI”). Pursuant to a sub-advisory agreement SGI serves as investment sub-adviser to the International Equity Fund and is responsible for the day-to-day management of the Fund's portfolio. SGI, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. SGI manages the day-to-day investment and the reinvestment of the assets of the American Independence International Equity Fund, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. SGI is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit").

On a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the International Equity Fund.

David Whittall, Portfolio Manager, Global Equities - Mr. Whittall joined the SGI global equity team in 2004, bringing over 17 years of professional international experience to SGI. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988.

Scott Klimo, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined SGI's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Mr. Klimo is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager - Mr. Perullo joined SGI in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Mr. Perullon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER

(as of the effective date of this SAI)

Name of Portfolio Manager	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All of the Fund Family
David Whittall	$0	$0
Scott Klimo	$0	$0
Yon Perullo	$0	$0

Other Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
David Whittall	6	$361M	2	$17.6M	5	$130-$150M
Scott Klimo	6	$361M	2	$17.6M	8	$130-$150M
Yon Perullo	6	$361M	2	$17.6M	7	$130-$150M

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts.

STANDING BOARD COMMITTEES

The Board has established two committees: the Audit and Nominating Committees. The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Audit Committee consists of all of the Independent Trustees. The Audit Committee met two times during the fiscal year.

The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of all Independent Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
John J. Pileggi	$ 0	N/A	N/A	$ 0
Ron Baldwin	$10,000	N/A	N/A	$10,000
NON-INTERESTED TRUSTEES
Richard Wedemeyer	$14,000	N/A	N/A	$14,000
George Mileusnic	$12,000	N/A	N/A	$12,000
Terry Carter	$11,000	N/A	N/A	$11,000
Thomas Kice	$11,000	N/A	N/A	$11,000
Peter Ochs	$11,000	N/A	N/A	$11,000
Jeffrey Haas	$11,000	N/A	N/A	$11,000
Joseph Hankin	$11,000	N/A	N/A	$1,000

CODES OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the American Independence Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICY AND PROCEDURES

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Advisor. The Trust has delegated proxy voting to the Advisor with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Advisor has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Advisor or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.aifunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY SERVICES

American Independence Financial Services, LLC serves as investment adviser to the Funds pursuant to a Management Agreement dated December 15, 2006, between the Trust and American Independence Financial Services, LLC pursuant to obligations under the Advisory Agreement. American Independence Financial Services, LLC also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund                                                                Advisory Fee

Stock Fund                                                      1.00%

International Equity Fund                                  0.81%

Short-Term Bond Fund                                    0.40%

Intermediate Bond Fund                                   0.40%

Kansas Tax-Exempt Bond Fund                       0.30%

International Bond Fund                                    0.40%

U.S. Inflation-Indexed Fund                              0.40%

Fusion Fund                                                     1.40%

The following table shows the sub-advisory fees that AIFS will pay to the sub-advisors;

Fund                                                                Sub-Advisory Fee

Stock Fund                                                      0.34%

International Equity Fund                                  0.56%

Short-Term Bond Fund                                    0.15%

Intermediate Bond Fund                                   0.15%

International Bond Fund                                    0.40%

U.S. Inflation-Indexed Fund                              0.40%

Fusion Fund

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through March 1, 2010 with respect to the American Independence Funds. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Advisor on 30 days’ written notice, and will terminate immediately in the event of its assignment.

For the fiscal year ended October 31, 2009 the Adviser was entitled to advisory fees in the following amounts:

                                              Advisory Fees

                                                             Earned                    Waived or Reimbursed

Stock Fund                                          $872,545                     $381,520

International Equity Fund                      $650,833                     $217,149

Short Term Bond Fund             $436,066                     $260,903

Intermediate Bond Fund                       $ 115,563                    $65,068

Kansas Tax-Exempt Bond Fund           $629,792                     $347,587

International Bond                                $143,555                     $318,191

U.S. Inflation-Indexed Fund                  $383,460                     $395,000

For the fiscal year ended October 31, 2008 the Adviser was entitled to advisory fees in the following amounts:

                                              Advisory Fees

                                                             Earned                    Waived or Reimbursed

Stock Fund                                          $996,904                     $482,245

International Equity Fund                      $887,574                     $146,314

Short Term Bond Fund             $436,066                     $303,888

Intermediate Bond Fund                       $ 140,210                    $161,953

Kansas Tax-Exempt Bond Fund           $567,560                     $420,993

Financial Services Fund                        $23,719                       $126,584

International Bond Fund                        $233,936                     $2,265

For the fiscal year ended October 31, 2007 the Adviser was entitled to advisory fees in the following amounts:

	Advisory Fees
	Earned	Waived or Reimbursed
Stock Fund	$760,793	$593,676
International Equity Fund	$312,153	$313,453
Short Term Bond Fund	$149,204	$293,866
Intermediate Bond Fund	$ 97,043	$200,034
Kansas Tax-Exempt Bond Fund	$506,308	$492,063
Financial Services Fund	$ 18,096	$ 42,600

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE AMERICAN INDEPENDENCE FUNDS

American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the March 1, 2010 and March 1, 2011 for the Kansas Tax-Exempt Bond Fund), American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pays total fund operating expenses at a certain rate.

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

ADMINISTRATION SERVICES

AIFS also provides certain administrative services necessary for the Funds’ operations.  For the year October 31, 2009, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

AIFS has entered into an agreement with JP Morgan Worldwide Securities Services (“JP Morgan”) whereby JP Morgan provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board.  For the services it provides, JP Morgan earns a fee based on the aggregate net assets of all Funds in the Trust.  AIFS pays JP Morgan and not the Funds.

For the fiscal year ended October 31, 2009 the Administrator and Sub-Administrator earned fees in the following amounts:

                                                             Earned

Stock Fund                                          $  109,069

International Equity Fund                      $  100,438

Short Term Bond Fund             $  167,320

Intermediate Bond Fund                       $   36,114

Kansas Tax-Exempt Bond Fund           $262,416

International Bond Fund                    $44,861

U.S. Inflation-Indexed Fund  $119,838

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule

12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the American Independence Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Currently, the Stock Fund, International Bond Fund and the U.S. Inflation-Indexed Fund are not assessing the 12b-1 fee. Should these three funds wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by NASD.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Service Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2009 the Distributor earned the following fees:

                                                Fees Earned

Stock Fund

            Class A Shares $5,128

            Class C Shares $267

International Equity Fund

            Class A Shares $120

            Class C Shares $46

Short Term Bond Fund

            Class A Shares $44

            Class C Shares $105

Intermediate Bond Fund

            Class A Shares $79

            Class C Shares    -

Kansas Tax-Exempt Bond Fund

            Class A Shares $2,588

            Class C Shares $124

International Bond Fund            Class A Shares $      -

            Class C Shares $   -

U.S Inflation-Indexed Fund

            Class A Shares $6,572      -

            Class C Shares $   -

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund.  The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries.  These types of payments include:

•          Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

•          Ongoing asset-based payments attributable to the share class selected,                including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

•          Shareholder servicing payments for providing omnibus accounting,            recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

•          Payments by AIFS out of its own assets.  AIFS may make these payments in addition to payments described above.  Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

      •           Distribution Related Payments;

      •           Service Related Payments; and

      •           Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts.  Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus.  You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments.  AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support.   AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes.  In some cases, financial intermediaries will include the Funds on a “preferred list.”  AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments.  Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services.  Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary.  Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others.  These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments.  AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing.  The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments.  Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.  AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law.  These payments may vary depending on the nature of the event.

As of September 30, 2006, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing

Fidelity Brokerage Services LLC

Fiserv Trust Company

Benefit Plan Administrators

A.G. Edwards & Sons

Any additions or deletions to the list of financial intermediaries identified above that have occurred since October 31, 2009 are not reflected.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

INTRUST Bank, N.A. acts as custodian and securities lending agent for the Funds. Mellon Bank acts as global custodian and securities lending agent for the Funds. Boston Financial Data Services (“BFDS”) acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust.  JPMorgan Worldwide Securities Services provides the fund accounting services to the Funds.

EXPENSES

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. The Trust bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Trust also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

FEE WAIVERS

The Advisor has agreed in writing to limit the expenses of the American Independence Funds to the amount indicated below until March 2, 2011 for all funds  .These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.

The Advisor has agreed to reduce its management fee and reimburse expenses in order to keep total annual fund operating expenses at the following levels:

Fund                                                    Class A                       Class C           Institutional Class

Stock Fund                                          1.31%                          2.06%                          1.06%

International Equity                               1.65%                          N/A                             1.15%

Short-Term Bond Fund                        0.70%                          1.45%                          0.45%

Intermediate Bond Fund                       0.95%                          N/A                             0.65%

Kansas Tax-Exempt Bond Fund           0.90%                          1.40%                          0.40%

International Bond Fund                        1.14%                          N/A                             0.89%

U.S. Inflation-Indexed Bond Fund        0.57%                          1.32%

Fusion Fund                                         2.59%                          N/A                             2.09%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

Grant Thornton, LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust. Grant Thornton LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of five series, which is offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     The American Independence Funds offer three classes of shares, Class A, Class C and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2005, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

            The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

            As of _____________, 2009, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund                                                                                    Percentage Owned

The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund. Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a singer master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

PERFORMANCE INFORMATION

The Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund, U.S. Inflation-Indexed Fund  and the Fusion Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6)

descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, by calling 1-888-266-8787. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1) the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and

(2) certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of

Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and

(2) will address any conflicts of interest involving non-standard disclosure.

TAXATION

The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2009 which are available to offset future capital gains, if any:

                                                                    Amount                       Expires

Stock Fund                                          $ 1,426,2732016

International Equity Fund                      $     3,147,691                         2016

International Equity Fund                      $     7,869,507                         2017

Short-Term Bond Fund                        $     1,402,721                         2012

Short-Term Bond Fund                        $     1,356,853                         2013

Short-Term Bond Fund                        $     2,548,173                         2015

Short-Term Bond Fund                        $     413,411                           2017

Kansas Tax-Exempt Bond Fund           $     1,379,613                         2010

Kansas Tax-Exempt Bond Fund           $            2,495                         2011

Kansas Tax-Exempt Bond Fund           $       122,004                          2012

Kansas Tax-Exempt Bond Fund           $         88,129                          2013

Kansas Tax-Exempt Bond Fund           $       225,533                          2015

Kansas Tax-Exempt Bond Fund           $        158,171                         2017

----------

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an"excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s or, in the case of the International Multi-Manager Stock Fund, the Portfolio’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio’s excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s and the Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the  net asset value below a shareholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option, If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear, Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign governments  and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Equity Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Equity Fund, its proportionate share of the Portfolio’s foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund’s distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund’s dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder’s tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must be at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund’s shares may be subject to withholding of Federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

A deductible "environmental tax" of 0.12% is imposed on a corporation’s modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation’s regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2009 have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing.  Information from previous years and periods were audited by the predecessor funds’ independent registered public accounting firm.

The American Independent Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-888-266-8787.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2005.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. The Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed -
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures : $62,500/Contract
-Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $960,000 Loss in Fund Value = $40,000	Buy 16 Index Futures at 120 Value Futures = $960,000 Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
- Day Hedge is Placed
Anticipate Buying $62,000 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500
- Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value Futures = $60,000/Contract Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

AMERICAN INDEPENDENCE FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I. POLICY

A. It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and BISYS, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. DISCLOSURES

A. The Company shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

            It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

            AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

            When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

            These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

            The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

            1.   The issues presented in the proxy materials;

            2.  The interests of AIFS, if any, in those issues;

            3.   How the proxy will be voted; and

            The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

            In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

            1.   Endorse the memorandum for delivery to the client;

            2.   Return the memorandum for further consideration; or

            3.   In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy. CONFLICTS OF INTEREST

            AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

            The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

            1.   Companies affiliated with Trustees;

            2.   Companies affiliated with officers of AIFS; and

            3.   Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

            Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

            In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

            All votes submitted by IFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

            Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

            AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

            1.   A copy of this proxy voting policy and procedures relating to the voting of proxies.

            2.   A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

            3.   A record of each vote cast by AIFS on behalf of a client.

            4.   A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

            5.   A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

            AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

            These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

            The following is a concise summary of AIFS’s proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

            -           An auditor has a financial interest in or association with the company, and is therefore                 not independent

            -           Fees for non-audit services are excessive, or

            -           There is reason to believe that the independent auditor has rendered an opinion which                is neither accurate nor indicative of the company’s financial position.

2.   BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

            -           Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by                written consent.

            -           Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

            -           Vote AGAINST proposals to restrict or prohibit shareholder ability to call special                                 meetings.

            -           Vote FOR proposals that remove restrictions on the right of shareholders to act                                     independently of management.

Supermajority Vote Requirements

            -           Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR                   proposals to lower supermajority vote requirements. Cumulative Voting

            -           Vote AGAINST proposals to eliminate cumulative voting.

            -           Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis                   relative to the company’s other governance provisions.

Confidential Voting

            -           Vote FOR shareholder proposals requesting that corporations adopt confidential                                   voting, use independent vote tabulators and use independent inspectors of election, as                long as the proposal includes a provision for proxy contests as follows: In the case of                        a contested election, management should be permitted to request that the dissident                group honor its confidential voting policy. If the dissidents agree, the policy remains in                     place. If the dissidents will not agree, the confidential voting policy is waived.

            -           Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

            -           Voting for Director Nominees in Contested Elections

            -           Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE                  basis, considering the factors that include the long-term financial performance,                                     management’s track record, qualifications of director nominees (both slates), and an              evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5.   POISON PILLS

            -           Vote FOR shareholder proposals that ask a company to submit its poison pill for                                   shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to                         redeem a company’s poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

            -           Vote CASE-BY-CASE on mergers and corporate restructurings based on such features                       as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE Common Stock Authorization

            -           Votes on proposals to increase the number of shares of common stock authorized for                issuance are determined on a CASE-BY-CASE basis..

            -           Vote AGAINST proposals at companies with dual-class capital structures to increase               the number of authorized shares of the class of stock that has superior voting rights.

            -           Vote FOR proposals to approve increases beyond the allowable increase when a                                  company’s shares are in danger of being delisted or if a company’s ability to continue                 to operate as a going concern is uncertain.

Dual-class Stock

            -           Vote AGAINST proposals to create a new class of common stock with superior voting                         rights.

            -           Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

            -           It is intended for financing purposes with minimal or no dilution to current shareholders

            -           It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

            -           Historic trading patterns

            -           Rationale for the repricing

            -           Value-for-value exchange

     -    Option vesting

   -    Term of the option

     -    Exercise price

     -    Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Exhibits

(j)         Consent of Independent Public Accountants

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated December 30, 2009, with respect to the financial statements and financial highlights of The American Independence Funds, including the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund, International Bond Fund, and U.S. Inflation-Indexed Fund (seven of the portfolios constituting the American Independence Funds Trust) appearing in the October 31, 2009 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the caption “Independent Registered Public Accounting Firm and Counsel” and “Financial Statements” in the Statement of Additional Information.

/s/ Grant Thornton LLP

Chicago, Illinois

March 1, 2010

EXPLANATORY NOTE

Pursuant to Rule 485(b)(1)(iii) of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to the Registration Statement for the Fusion Global Long/Short Fund (the “Fund”), a series of the American Independence Funds Trust (the "Registrant") is being filed solely for the purpose of delaying the effectiveness of Post-Effective Amendment No. 16, which was filed pursuant to Rule 485(a)(2) on May 5, 2009. Accordingly, the contents of Post-Effective Amendment No. 16, consisting of Part A (the Prospectus for the Funds), Part B (the Statement of Additional Information) and all Exhibits included in Post-Effective Amendment No. 16, are incorporated by reference in their entirety into this filing. The Part C (Other Information) is included in this filing. As stated on the cover page to this filing, this Post-Effective Amendment No. 43 is intended to become effective on March 2, 2010.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)	(1) Trust Instrument(1)
(2)	Amendment to Trust Instrument(2)
(b)	By-Laws.(1)
(d)	Investment Advisory Contracts.
(1)	Investment Advisory agreement between Registrant and Arrivato Advisors, LLC(1)
(2)	Form of Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC(3)
(3)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Barrow, Hanley, Mewhinney & Strauss, Inc.(4)
(4)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Commerce Asset Management.(4)
(5)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Miller & Jacobs Capital, LLC.(5)
(6)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC.dated February 2008
(7)	Form of Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts
(8)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC*
(e)	Underwriting Contracts
(1)	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership.(1)
(2)	Amendment to the Distribution Agreement dated November 14, 2005(3)
(3)	Distribution Agreement between Registrant and Foreside Fund Services, LLC(6)
(4)	Amended Distribution Agreement between Registrant and Foreside Fund Services, LLC*
(f)	None.
(g)	Custodian Agreement between Registrant and INTRUST Bank, NA.(2)
(h)	Other Material Contracts.
(1)	Form of Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.(1)
(2)	Amendment to Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.
(2)	Fund Accounting Agreement between Registrant and JPMorgan Worldwide Securities Services
(3)	Transfer Agent and Service Agreement between Registrant and Boston Financial Data Services, Inc.
(3)	Sub-Transfer Agency Agreement(1)
(4)	Form of Agreement and Plan of Reorganization.(4)
(5)	Form of Agreement and Plan of Reorganization with Fischer Francis Trees & Watts(6)
(i)	Legal Opinion.
(1)	Opinion and Consent of Dechert LLP (2)
(j)	Consent of Independent Public Accountants
(k)	None.
(m)	(1) Rule 12b-1 Plan.(1)
(2)	Amended Rule 12b-1 Plan(3)
(3)	Amended Rule 12b-1 Plan(6)
(n)	(1) Rule 18f-3 Plan.(1)
(2)	Revised Rule 18f-3 Plan dated Nov. 14, 2005(3)
(3)	Revised Rule 18f-3 Plan dated December 15, 2006.(5)
(o)	N/A
(p)	Codes of Ethics
(1)	Code of Ethics of Arrivato Funds Trust(1)
(2)	Code of Ethics of Arrivato Advisors, LLC(2)
(3)	Code of Ethics of BISYS (Distributor)(2)
(4)	Code of Ethics of Barrow Hanley(3)
(5)	Code of Ethics of Commerce Asset Management(3)
(6)	Code of Ethics of Miller & Jacobs Capital, LLC.(5)
(7)	Code of Ethics of Fischer Francis Trees & Watts(6)
(q)	Power of Attorney (3)
1	Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005.
2	Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005.
3.	Previously Filed Incorporated by reference from exhibits filed with Registrants Registration Statement on Form N-14 filed with the Securities and Exchange Commission on February 15, 2006.
4.	Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006.
5.	Previously filed with Post-Effective Amendment No. 5 Filed on January 16, 2007.
6.	Previously filed with Post-Effective Amendment No. 11 Filed on April 18, 2008.

Item 25. Indemnification

No change from the information set forth in Item 25 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on March 1, 2006 (Accession No. 0000950123-05-004803.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 31st day of DECEMBER 2009.

AMERICAN INDEPENDENCE FUNDS TRUST

By: /s/ Eric Rubin

Eric Rubin

President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Eric Rubin	President	December 31, 2009
Eric Rubin

/s/ Richard A. Wedemeyer*	Chairman of the Board	December 31, 2009
Richard A. Wedemeyer	and Trustee

/s/ Jeffrey Haas*	Trustee	December 31, 2009
Jeffrey Haas

/s/ Joseph Hankin*	Trustee	December 31, 2009
Joseph Hankin

/s/ Terry L. Carter*	Trustee	December 31, 2009
Terry L. Carter

/s/ Thomas F. Kice*	Trustee	December 31, 2009
Thomas F. Kice

/s/ George Mileusnic*	Trustee	December 31, 2009
George Mileusnic

/s/ John J. Pileggi*	Trustee	December 31, 2009
John J. Pileggi

/s/ Ronald Baldwin*	Trustee	December 31, 2009
Ronald Baldwin

/s/ Peter L. Ochs*	Trustee	December 31, 2009
Peter L. Ochs

*By: /s/ Eric Rubin

Eric Rubin, Attorney-in-Fact pursuant to Power of Attorney Previously Filed